Exhibit 99.1
INNOVIVE Pharmaceuticals (OTCBB:IVPH) Corporate Overview - June 29, 2007

Forward Looking Statement This material contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These include statements concerning plans, objectives, goals, strategies, future events or performance and all other statements which are other than statements of historical fact, including without limitation, statements containing words such as "believes," "anticipates," "expects," "estimates," "projects," "will," "may," "might" and words of a similar nature. Such statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Among other things, there can be no assurances that any of INNOVIVE's development efforts relating to its product candidates will be successful. Other risks that may affect forward-looking information contained in this presentation include the risk that the results of clinical trials may not support INNOVIVE's claims, the possibility of being unable to obtain regulatory approval of INNOVIVE's product candidates, INNOVIVE's need for operating capital, INNOVIVE's reliance on third party researchers to develop its product candidates and its lack of experience in developing pharmaceutical products. These and other risks are discussed in INNOVIVE'S Annual Report on Form 10K and its other reports filed with the SEC. The forward-looking statements contained herein represent the judgment of INNOVIVE as of the date this material was drafted. INNOVIVE disclaims, however, any intent or obligation to update any forward-looking statements.

INNOVIVE Overview Public biopharmaceutical company that acquires and develops oncology therapeutics Management team with deep oncology development and commercialization experience Robust non-overlapping clinical stage oncology portfolio Plan to develop commercial infrastructure in US to support product launches PIPELINE Tamibarotene (INNO-507) Highly potent retinoic acid for acute promyelocytic leukemia INNO-406 Bcr-Abl/Lyn dual kinase inhibitor for chronic myelogenous leukemia INNO-206 Doxorubicin pro-drug for small cell lung cancer and other anthracyline sensitive tumors INNO-305 WT-1 peptide immunotherapy with application in leukemia, lung and breast cancers

Pipeline Tamibarotene Refractory APL Maintenance APL INNO-406 Third-line CML Second-line CML INNO-206 Small Cell Lung Cancer Breast Cancer INNO-305 Acute Myelogenous Leukemia

Tamibarotene: Overview Acute Promyelocytic Leukemia (APL) is a subset of Acute Myeloid Leukemia US Incidence of 1,500 patients Retinoid therapy is the cornerstone treatment of APL ATRA (All-Trans Retinoic Acid) is used in induction and maintenance setting however resistance is common Arsenic Trioxide is recommended 2nd line treatment No 3rd-line treatment option available for patients Tamibarotene is a synthetic retinoid designed to overcome ATRA resistance Ten-fold higher potency than ATRA Increased plasma levels due to low affinity to CRABP (cellular retinoic acid binding protein) Doesn't bind RAR-? which may improve side effect profile including retinoic acid (RA) syndrome Approved in Japan in June 2005

Tamibarotene: Clinical Data Preliminary study in APL patients (n=24) 24 patients who had relapsed after CR from ATRA 14 patients (58%) achieved a CR Adverse events described as milder then ATRA Phase II study in APL patients (n=41) 3 of 5 untreated patients had a CR (60%) 18 of 23 1st-line ATRA failures had a CR (81%) and 1 pt (5%) had a PR 2 of 8 ATRA (25%) resistant patients had a response Phase III study ongoing ATRA vs. Tamibarotene in maintenance setting (n=240 pts) Trial being conducted by Japanese Adult Leukemia Group

INNOVIVE PHARMACEUTICALS

APL Therapeutics Comparison

	Tamibarotene	Arsenic Trioxide	ATRA
MOA	▪ Differentiation (10X vs. ATRA) ▪ Reduced affinity for CRABP	▪ Cytotoxic	▪ Differentiation
Efficacy	▪ CR ~70% in 2nd-line ▪ Activity in ATRA failures	▪ CR ~70% in 2nd-line ▪ Activity in ATRA failures	▪ CR ~70% in 1st-line
Adverse events	▪ Retinoic acid syndrome (7%)	▪ QTc prolongation ▪ Risk of sudden death	▪ Retinoic acid syndrome (15-25%)
Administration	▪ Daily oral	▪ Daily 1-2 hr. IV (up to 60 doses)	▪ Daily oral

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Est. Q4'08 US NDA Pivotal Phase II Study ATRA/As2O3 Refractory APL Single arm study 50 patients Endpoint: RR Start Q3'07 / 15 month study Tamibarotene: Development Plan Late Phase II Study Frontline/Refractory APL Single arm study 41 patients (5 frontline) Endpoint: RR Complete (Japan) Early Phase II Study Refractory APL Single arm study 24 patients Endpoint: RR Complete (Japan) Japanese Approval June 2005 JNDA Safety data

Tamibarotene: Commercial Projections Peak year sales estimates in refractory setting are $10-$20M Refractory APL indication Priced comparable to arsenic trioxide Peak estimates should be significantly higher if tamibarotene replaces arsenic trioxide or ATRA Could displace arsenic trioxide in 2nd-line setting (standard of care in Japan) Frontline + Maintenance market is 6 to 8 times larger than the refractory market Source: Internal revenue models

INNOVIVE PHARMACEUTICALS

Treatment Resistance/Intolerance Common in CML

Frontline CML
Virtually all patients initiated on Gleevec

Newly diagnosed CML
- Nearly 100% patients initiated on Gleevec with >90% overall response rate
- Patients maintained on Gleevec until intolerance or resistance
- 4% primary intolerance to Gleevec
- High risk patients (Sokal criteria) have 69% response rate

Gleevec Resistant
- 4-13% of annual treated pts.

Second line CML
Dasatinib is the only product currently approved

Bcr-Abl amplification
- ~25% of resistance

Bcr-Abl point mutations
- ~50% of resistance
- T315I mutation 5-20% of point mutations

Up-regulation of other pathways
- ~25% of resistance

Third line CML
Nothing now

Dasatinib treated (12 mon F/U)
- ~25% of pts become intolerant
- 10-12% of pts develop resistance in CP and AP; much higher in BP

Nilotinib treated (12 mon F/U)
- ~20% of pts become intolerant
- ~15% of pts develop resistance in CP; higher in AP and BP

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INNO-406: Overview INNO-406 is a rationally designed Bcr-Abl/Lyn dual tyrosine kinase inhibitor Specifically designed to overcome three primary resistance mechanisms to Gleevec Biologic activity predicted at 200-400 mg dose levels Evidence of response seen as early as 60 mg daily Additional responses seen at 120 qd, 120 bid, 240 bid and 480 bid Currently enrolling a 360 bid dose cohort and a 480 qd dose cohort Potential for use in all lines of therapy and in all stages of CML Third line ? Second line ? First line Chronic phase, Accelerated phase, Blast phase and Ph+ ALL

INNOVIVE PHARMACEUTICALS

INNO-406: Phase I Interim Efficacy Analysis (CML)

Prior treatment	# of patients	Responses by patient / dose
Gleevec Only	5	Pt. 5[a]: Minor CyR / 120 mg qd Pt. 10: CHR / 240 mg bid Pt. 24[b]: CHR, Major CyR / 240 mg bid
Gleevec + other TKIs	19	Pt. 4 (N intolerant): CHR / 120 qd Pt. 17 (N resistant, D intolerant): CHR / 120 bid Pt. 19 (D intolerant): CCyR, Molecular response / 120 bid Pt. 25[c] (D resistant- F317L): CHR / 480 bid

Definitions: Complete Hematologic response (CHR); Complete Cytogenetic Response (CCyR), Major Cytogenetic Response (Major CyR); Minor Cytogenetic Response (Minor CyR), Dasatinib (D), Nilotinib (N)

[a] *After one month of therapy*
[b] *FISH analysis after 1 month of therapy*
[c] *Patient experienced Tumor Lysis Syndrome*

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INNO-406: Phase I Interim Safety Analysis Dose Grade 1 / 2 N (%) Grade 3 N (%) Grade 4 N (%) QTc interval prolongationa 3 (10) 0 0 Elevated AST 0 1 (3) 0 Elevated ALT 0 2 (7) 0 Intrahepatic cholestasisb 0 0 1 (3) Acute renal failurec 0 1 (3) 0 a No clinical sequelae reported, one patient grade 1 at study entry b Dose-limiting toxicity; resolved to grade 3 prior to day 30 c Secondary to tumor lysis syndrome and volume depletion

INNO-406: Phase I Summary Efficacy Clinical efficacy as measured by hematologic, cytogenetic and molecular response demonstrated at several dose levels (120 qd, 120 mg bid, 240 mg bid & 480 mg bid) Clinical efficacy demonstrated in both dasatinib intolerant and resistant patients Clinical efficacy demonstrated in nilotinib intolerant and resistant patients Follow-up ongoing for further responses Safety No fluid retention issues at any dose MTD not reached Next steps Enroll 360 bid dose cohort Finalize dose for pivotal studies (expected to be either 240 bid or 360 bid)

INNO-406: Improved Therapeutic Index Expected Efficacy Side Effects Higher Higher Lower Lower

INNOVIVE PHARMACEUTICALS

Other Selected CML Competitors in Development

Clinical Stage	Company	MOA	Stage
• SKI-606	Wyeth	Src/Bcr-Abl inhibitor	Phase II
• MK-0457 (VX-680)	Merck (Vertex)	Aurora kinase inhibitor	Phase II
• Ceflatonin®	ChemGenex	Alkaloid	Phase II/III
Pre-Clinical Stage	**Company**	**MOA**	**Est. IND Filing**
• SGX (lead TBD)	SGX Pharma.	Bcr-Abl inhibitor	H108
• AP24534	Ariad	Bcr-Abl inhibitor	H207

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INNOVIVE PHARMACEUTICALS

INNO-406: Development Plan

Third Line Registrational Study (pending FDA concurrence)

Single arm phase II **dasatinib** intolerant and resistant CML

- N=~200 patients
- Endpoint: 3 month Cytogenetic response
- Start Q407 / 12-15 month study

→

NDA

Accelerated

Filing

Est. Q1'09

Second Line Registrational Study (pending FDA concurrence)

Phase III INNO-406 vs. **nilotinib/dasatinib** (Comparator determined post nilotinib approval)

- N= TBD
- Endpoint: 3 month Cytogenetic response
- Start TBD / ~24 month study

Supportive Studies

Single arm phase II **imatinib** intolerant or resistant CML

- N=100
- Start Q108

Single arm phase II newly diagnosed high risk CML

- N=40 patients
- Start Q108

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INNO-206: Overview Doxorubicin is a widely used antineoplastic agent with good efficacy in a wide number of tumor types Over 11% of all cancer patients in the US are treated with doxorubicin However doxorubicin is associated with significant adverse events Myelosuppression, GI toxicity, mucositis, stomatitis, cumulative cardiotoxicity INNO-206 (DOXO-EMCH) was designed to improve the toxicity profile over native doxorubicin and allow increased dosing DOXO - native doxorubicin EMCH - Acid sensitive linker that binds albumin upon administration

INNO-206: Mechanism of Action INNO-206 INNO-206/ALBUMIN COMPLEX PREFERENTIALLY ACCUMULATES IN SITE OF TUMORS DOXO EMCH SERUM ALBUMIN UPON ADMINISTRATION, INNO-206 FINDS AND BINDS CIRCULATING SERUM ALBUMIN ACID SENSITIVE LINKER IS CLEAVED AT TUMOR SITE, RELEASING FREE DOXORUBICIN DOXORUBICIN WITHIN THE INNO- 206/ALBUMIN COMPLEX IS INACTIVE

INNO-206: Clinical Data Phase I study conducted by KTB 41 patients treated (31 had prior chemotherapy) Cohorts of 3-6 patients at 20, 40, 80, 135, 150, 180, 200, 260, and 340 mg/m2 Dose findings DLT occurred at 340 mg/m2; recommended ph II dose is 200-260 mg/m2 61% of patients received cumulative doses >540mg/m2; 15% >2,440mg/m2 Reported adverse events DLTs of grade 3 mucositis and grade 4 neutropenic fever seen in 2/6 patients at 340 mg/m2 No acute cardiac toxicity observed Reported efficacy results 35 patients evaluable Significant tumor regressions seen at doses of 180-340 mg/m2 1 CR in refractory SCLC (PR on due diligence), 1 PR in a liposarcoma and 1 PR in breast cancer 20 pts with SD 12 pts with PD

INNOVIVE PHARMACEUTICALS

INNO-206: Development Plan

Phase II Study

2nd line Small Cell Lung

Single arm study

40 patients

Endpoint: Response rate

Start Q2'07 / 9 month study

→

Phase III Registration Study

2nd Line Small Cell Lung

20 sites → INNO-206 (n=105)

20 sites → Topotecan (n=105)

Endpoint: PFS

Start Q1'08 / 16 month study

→

NDA

Est. Q2'09

If no cumulative cardiotoxicity seen in P II SCLC study

→

Phase II Study

Metastatic Breast

Combination with Herceptin

Single arm study

40 patients

Endpoint: Cardiotoxicity

Start Q1'08 / 12 month study

→

Registration Study TBD

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Potential Platform Approach to Drug Delivery Licensed use of acid sensitive linker technology for any anthracycline Also have right of first refusal for use with any cytotoxic Several cytotoxics coming off patent in the next few years Irinotecan (2006 sales estimates of $950 MM globally) Gemcitabine (2006 sales estimates of $1,428 MM globally) Docetaxel (2006 sales estimates of $2,275 MM globally) Currently exploring feasibility of using linker technology for these products Source: BioPharm Insight (2/12/07)

INNO-305: Overview Peptide immunotherapy with a validated target: WT1 AML known to be immune responsive Activity already demonstrated with analogous products 66% immune response; 57% durable clinical response in AML Short development path with indication of AML patients in first CR 12 month PFS endpoint Off the shelf approach addressing most immune haplotypes Four synthetic and natural peptides for CD8 and CD4 response Inexpensive to produce

INNOVIVE PHARMACEUTICALS

INNO-305: Development Plan

Phase I

AML, NSCLC, mesothelioma

Fixed dose

24 patients

Biweekly dose

Site - MSKCC

Start Q3'06/12 mon.

Phase II → Phase III

AML in complete remission (CR)

40 sites

- INNO-305 (n=30)
- Best supportive care (n=30)

Interim analysis

- INNO-305 (n=120)
- Best supportive care (n=120)

Endpoints:
WT-1 molecular marker
Leukemia free survival

Endpoint:
PFS 12 mo.
or Overall Survival

NDA

Single study filing

Est. H2'09

June 29, 2007 | 28

INNOVIVE PHARMACEUTICALS

Management

- Steven Kelly, President and CEO
  - Previous experience: Amgen ('87-'96), IDEC Pharmaceuticals ('96-'02); Sanofi-Synthelabo ('02-'04)
  - Leadership roles in the commercialization of Epogen®, Rituxan® and Eloxatin™
- Eric Poma, Ph.D., Vice President, Business Development
  - Previous experience: Imclone Systems ('01-'05)
- Adam Craig, M.D. Ph.D., Vice President and Chief Medical Officer
  - Previous Experience: ILEX Oncology ('02-'03), Arqule ('03-'05)
- Greg Jester, Vice President and Chief Financial Officer
  - Previous experience: Barr ('95-'06)

Board of Directors

- Angelo De Caro
  - Patriot National Bank, Goldman Sachs, Loeb Rhodes
- Philip Frost
  - ImClone, Wyeth, Sandoz
- Neil Herskowitz
  - ReGen Partners, LLC
- Steven Kelly
- Jay Lobell
  - Paramount BioCapital, Covington Burling
- Antony Pfaffle, M.D.
  - Paramount Biocapital, MSKCC

June 29, 2007 | 30

2007 Corporate Milestones - Achieved and Expected Received orphan drug designation for INNO-406 (Q1:07) Preclinical and interim Phase I data on INNO-406 presented at AACR Annual Meeting Preclinical data on INNO-206 presented at AACR Annual Meeting Closed $15 MM equity financing Presented additional interim Phase I data on INNO-406 at ASCO Annual Meeting Received Fast Track status for Tamibarotene (INNO-507) Initiate Phase II clinical trial with INNO-206 in small cell lung cancer Initiate pivotal Phase II clinical trial with Tamibarotene (INNO-507) in refractory APL Initiate pivotal Phase II clinical trial with INNO-406 in dasatinib intolerant and resistant CML

Summary Proven management team with prior track record of success in developing and commercializing oncology drugs Products with significant commercial potential Non-overlapping portfolio Development plans that emphasize speed to market, actionable study endpoints, and cost effective use of resources The potential to provide significant and rapid value growth to existing and future shareholders